UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRINCIPAL FINANCIAL GROUP, INC. 711 HIGH STREET DES MOINES, IA 50392 ATTN: CINDY BLUMHARDT Your Vote Counts! PRINCIPAL FINANCIAL GROUP, INC. 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET. shares held in a Plan, vote by May 13, 2021 11:59 PM ET. D46424-P50309 You invested in PRINCIPAL FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 18, 2021 9:00 a.m. Central Daylight Time Attend virtually at: www.meetingcenter.io/290248661 Password for the meeting is PFG2021 *You may attend and vote via the Internet during the Annual Meeting. In order to participate in the virtual Annual Meeting, please contact your bank, broker or other nominee to request a legal proxy no later than 5:00 p.m., Eastern Time, on May 14, 2021. We encourage you to vote your shares in advance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Election of Directors: 1a. Roger C. Hochschild 1b. Daniel J. Houston 1c. Diane C. Nordin 1d. Alfredo Rivera Advisory Approval of Compensation of Our Named Executive Officers Ratification of Appointment of Independent Registered Public Accountants Approval of Principal Financial Group, Inc. 2021 Stock Incentive Plan For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D46425-P50309